[Sketch of L. Roy Papp appears here]

                              PAPP STOCK FUND, INC.
                                 A No-Load Fund







                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1999










                                                    Managed by:
                                                    L. Roy Papp & Associates
                                                    6225 North 24th Street
                                                    Suite 150
                                                    Phoenix, AZ  85016
                                                    (602)956-1115 Local
                                                    (800)421-4004
                                                    E-mail: invest@roypapp.com
                                                    Web: http://www.roypapp.com

                              PAPP STOCK FUND, INC.





Dear Fellow Shareholders:

Our Fund was up 5.8% for the six months ended June 30. Ordinarily, this would be a perfectly acceptable performance, but the generally recognized indexes did better. However, for the approximately nine and one-half years the Fund has been in existence we are up 370.33%. This means that a $10,000 investment made by one of our patient long-term shareholders when the Fund first began operations saw it grow to over $47,000 at the end of June. It is a fine example of the magic in long-term compounding.

Our Stock Fund is designed to provide a comprehensive investment for the common stock portion of an investment program. We own both large and medium sized companies, many of which sell their products worldwide, while others emphasize the markets in the United States. While we do not own a large number of stocks, our holdings are well diversified by industry. Nevertheless, there are certain themes that define our investment philosophy. We purchase growth stocks which means that our companies achieve higher sales and earnings through true volume increases and operating efficiency, not through raising prices and taking on substantial debt.

We continue to believe that globalization and medical and electronic technology will be the driving forces in our economy for many more years. Companies like IBM, Intel, and Microsoft continue to provide us with tremendous technological advances. Most importantly, they have done so at ever lower costs which has provided a great deflationary factor never seen before. Consequently, we have full employment and a strong economy without inflation. Other companies in our Fund have excelled in using technology to make their organizations more efficient. Examples include Automatic Data Processing, State Street Corp, and Walgreen's. In medicine, American Home Products, Medtronic, and Merck spend huge amounts of money to keep in the forefront of product innovation.

These companies are excellent examples of the manner in which we implement our overall investment philosophy. They are also examples of the reason we believe our long-term investors will continue to be well rewarded.

                                                       Warmest regards,


                                                       /s/ L. Roy Papp
                                                       L. Roy Papp, Chairman
                                                       August 1, 1999

                             PAPP STOCK FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                                      Number             Market
                         Common Stocks                               of Shares           Value
-----------------------------------------------------------------   ------------       -----------
Financial Services (22.8%)
   General Electric Co.
(Diversified financial and industrial company)                        45,000           $ 5,085,000
   Northern Trust Corporation
(Bank specializing in trust services)                                 34,000             3,298,000
   State Street Corporation
(Provider of U.S. and global securities custodial services)          107,200             9,152,200
   T. Rowe Price Associates, Inc.
(Provides investment advisory and administrative
  services to their family of no-load mutual funds)                  145,000             5,564,375
                                                                                      -------------
                                                                                        23,099,575
                                                                                      -------------
Industrial Services (16.3%)
   Automatic Data Processing, Inc.*
(Leading provider of computing and data processing services)          24,000             1,056,000
   G&K Services Inc., Class A
(Uniform rental service)                                             103,000             5,394,625
   Interpublic Group of Companies, Inc.
(Worldwide advertising agencies)                                      90,000             7,796,250
   Omnicom Group, Inc.
(Worldwide advertising agencies)                                      28,000             2,240,000
                                                                                      -------------
                                                                                        16,486,875
                                                                                      -------------
Computer Equipment (12.9%)
   Hewlett-Packard Company
(Manufacturer of printers, computers, and medical
electronic equipment)                                                 55,000             5,527,500
   Intel Corporation
(Manufacturer of microprocessors, microcontrollers,
and memory chips)                                                    102,000             6,069,000
   International Business Machines Corporation
(Global provider of information technology, hardware,
software and services)                                                11,600             1,499,300
                                                                                      -------------
                                                                                        13,095,800
                                                                                      -------------
Software (12.3%)
   BMC Software, Inc.*
(Develops, markets, and supports data and
application management software)                                      30,500             1,647,000
   Microsoft Corporation*
(Personal computer software)                                         120,000            10,822,500
                                                                                      -------------
                                                                                        12,469,500
                                                                                      -------------
Pharmaceutical (8.5%)
   American Home Products Corporation
(Prescription pharmaceuticals)                                        28,000             1,610,000
   Merck & Company
(Prescription pharmaceuticals)                                        95,000             7,030,000
                                                                                      -------------
                                                                                         8,640,000
                                                                                      -------------
Medical Products (5.4%)
   Medtronic, Inc.
(Manufacturer of implantable biomedical devices)                      70,000             5,451,250
                                                                                      -------------

*Non-income producing security.
The accompanying notes are an integral part of this financial statement.




                             PAPP STOCK FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                                      Number             Market
                   Common Stocks (continued)                          of Shares          Value
-----------------------------------------------------------------    -----------        ---------
Consumer Products (5.2%)
   Clorox Company
(Manufacturer of bleach and other consumer products)                  29,200            $3,118,925
   Mattel, Inc.
(Toy manufacturer)                                                    83,000             2,194,313
                                                                                      -------------
                                                                                         5,313,238
                                                                                      -------------
Restaurants (4.5%)
   McDonald's Corporation
(Fast food restaurants and franchising)                              110,000             4,544,375
                                                                                      -------------

Retail Stores (4.1%)
   Walgreen Company
(Retail drug store chain)                                             75,000             2,203,125
   Wal-Mart Stores, Inc.
      (Leading discount retailer)                                     40,000             1,930,000
                                                                                      -------------
                                                                                         4,133,125
                                                                                      -------------
Electrical Equipment (3.9%)
   American Power Conversion*
(Leading producer of uninterruptible power supply products)          196,000             3,944,500
                                                                                      -------------

Consumer Services (2.2%)
   Service Corporation International
(Funeral service; cemetery owner/operator)                           115,000             2,213,750
                                                                                      -------------

Telecommunications (1.2%)
    Motorola, Inc.
(Manufacturer of communication equipment)                             13,000             1,231,750
                                                                                      -------------


Total Common Stocks - 99.3%                                                            100,623,738
Cash and Other Assets, Less Liabilities - 0.7%                                             756,889
                                                                                      -------------
Net Assets - 100%                                                                     $101,380,627
                                                                                      =============

Net Asset Value Per Share
(Based on 2,563,713 shares outstanding at June 30, 1999)                              $      39.54
                                                                                      =============


*Non-income producing security


The accompanying notes are an integral part of this financial statement.

                             PAPP STOCK FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                     ASSETS

Investment in securities at market value (original
  cost $36,299,386 at June 30, 1999)  (Note 1)           $  100,623,738
Cash                                                          1,026,124
Dividends and interest receivable                                97,894
Subscriptions receivable                                         20,973
                                                        ----------------
            Total assets                                 $  101,768,729
                                                        ================
                                  LIABILITIES

Payable for securities purchased                         $      294,210
Accrued expenses                                                 93,892
                                                        ----------------

            Total liabilities                            $      388,102
                                                        ================

                                   NET ASSETS

Paid-in capital                                          $   36,326,171
Accumulated undistributed net realized gain
  on sale of investments                                      1,266,848
Accumulated undistributed net investment loss                  (536,744)
Net unrealized gain on investments                           64,324,352
                                                        ----------------

            Net assets applicable to Fund
               shares outstanding                        $  101,380,627
                                                        ================

Fund shares outstanding                                       2,563,713
                                                        ================
Net Asset Value Per Share (net assets/shares
   outstanding)                                          $        39.54
                                                        ================




The accompanying notes are an integral part of this financial statement.

                             PAPP STOCK FUND, INC.
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                  (UNAUDITED)


INVESTMENT INCOME:
   Dividends                                             $      332,401
   Interest                                                      12,439
                                                        ----------------

          Total investment income                               344,840
                                                        ----------------

EXPENSES:
   Management fee (Note 3)                                      479,791
   Filing fees                                                   16,197
   Legal fees                                                     9,021
   Auditing fees                                                  6,000
   Custodial fees                                                 5,283
   Printing and postage                                           4,157
   Transfer agent fees                                            3,656
   Directors' attendance fees                                     3,200
   Other fees                                                    20,234
                                                        ----------------

          Total expenses                                        547,539
                                                        ----------------

     Net investment loss                                       (202,699)
                                                        ----------------

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
   Proceeds from sales of securities                          9,141,466
   Cost of securities sold                                   (7,876,238)
                                                        ----------------
   Net realized gain on securities sold                       1,265,228
                                                        ----------------

   Net change in unrealized gain on investments               4,503,109
                                                        ----------------
   Net realized and unrealized gain on investments            5,768,337
                                                        ----------------

INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                        $    5,565,638
                                                        ================



The accompanying notes are an integral part of this financial statement.

                             PAPP STOCK FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE SIX MONTHS ENDED JUNE 30, 1999 AND THE YEAR ENDED DECEMBER 31, 1998
                                  (UNAUDITED)

                                                            Six months ended           Year ended
                                                                 June 30,             December 31,
                                                                   1999                   1998
                                                            -----------------        --------------
FROM OPERATIONS:
   Net investment loss                                          $   (202,699)         $   (252,172)
   Net realized gain on securities sold                            1,265,228             1,195,446
   Net change in unrealized gain on investments                    4,503,109            20,259,461
                                                            -----------------        --------------
         Increase in net assets resulting
           from operations                                         5,565,638            21,202,735
                                                            -----------------        --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                   -                     -
   Net realized gain on securities sold                                    -            (1,193,857)
                                                            -----------------        --------------
         Decrease in net assets resulting from
           distributions to shareholders                                   -            (1,193,857)
                                                            -----------------        --------------

FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                   10,801,281            16,924,598
   Net asset value of shares issued to shareholders in
     reinvestment of net realized gain on securities sold                  -             1,079,251
   Payments for redemption of shares                             (13,594,625)          (19,224,462)
                                                            -----------------        --------------
         Decrease in net assets resulting
           from shareholder transactions                          (2,793,344)           (1,220,613)
                                                            -----------------        --------------

Total increase in net assets                                       2,772,294            18,788,265

Net assets at beginning of the period                             98,608,333            79,820,068
                                                            -----------------        --------------

Net assets at end of period                                     $101,380,627          $ 98,608,333
                                                            =================        ==============




The accompanying notes are an integral part of these financial statements.

                              PAPP STOCK FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1999
                                   (UNAUDITED)



(1)   SIGNIFICANT ACCOUNTING POLICIES:

Papp Stock Fund, Inc., formerly The L. Roy Papp Stock Fund, Inc., (the Fund) was incorporated on September 15, 1989, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on November 29, 1989. The Fund invests for the long-term in high quality common stocks. For the most part, the companies in which the Fund invests occupy a dominant position in their industry and are purchased at prices which, in the opinion of the Fund's management, do not reflect their superior long-term growth of earnings and dividends.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

         INVESTMENT IN SECURITIES

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

              FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2)   DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On December 28, 1998, a distribution was declared from net realized long-term capital gains of approximately $.4565 a share, aggregating $1,193,857. The distribution was paid on December 31, 1998, to shareholders of record on December 29, 1998.

(3)   TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $3,656 and $11,075 in 1999 and 1998, respectively, from the Manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $800 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)   PURCHASES AND SALES OF SECURITIES:

For the six months ended June 30, 1999 and the year ended December 31, 1998 investment transactions excluding short-term investments were as follows:

                            1999                    1998
                      --------------          --------------
Purchases at cost      $  5,657,010            $  8,436,689
Sales                     9,141,466              10,660,777

(5)   CAPITAL SHARE TRANSACTIONS:

At June 30, 1999, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                              Proceeds               Shares
                                          ---------------         ------------
Six months ended June 30, 1999
Shares issued                              $ 10,801,281             291,268
Dividends and distributions reinvested                -                   -
Shares redeemed                             (13,594,625)           (367,284)
                                          ---------------         ------------
Net decrease                               $ (2,793,344)            (76,016)
                                          ===============         ============

Year ended December 31, 1998
Shares issued                              $ 16,924,598             520,158
Dividends and distributions reinvested        1,079,251              28,794
Shares redeemed                             (19,224,462)           (589,660)
                                          ---------------         ------------
Net decrease                               $ (1,220,613)            (40,708)
                                          ===============         ============



(6)   UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows:

                                                1999                1998
                                          ---------------     ----------------
Market value                               $100,623,738        $ 98,339,856
Original cost                               (36,299,386)        (38,518,613)
                                          ---------------     ----------------
Net unrealized appreciation                $ 64,324,352        $ 59,821,243
                                          ===============     ================



As of June 30, 1999, gross unrealized gains on investments in which market value exceeded cost totaled $64,324,352. There were no gross unrealized losses on any of the Fund's investments at June 30, 1999.

As of December 31, 1998, gross unrealized gains on investments in which market value exceeded cost totaled $59,821,243. There were no gross unrealized losses on any of the Fund's investments at December 31, 1998.

(7)   SELECTED FINANCIAL HIGHLIGHTS:
The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the weighted average of the daily net assets of the Fund.

                                     Six Months Ended
                                         June 30,                                   Year Ended December 31,
                                                        ---------------------------------------------------------------------------
                                           1999             1998             1997             1996           1995           1994
                                       --------------   --------------   --------------   --------------   ------------ -----------
Net asset value, beginning of period   $        37.36   $        29.78   $        22.70   $        19.29   $      14.63 $     14.98
Income from operations:
   Net investment (loss)/income                 (0.09)           (0.09)           (0.04)            0.01           0.07        0.13
   Net realized and unrealized gain/
      (loss) on investments                      2.27             8.13             7.55             4.16           4.73       (0.35)
                                       --------------   --------------   --------------   --------------   ------------ -----------

         Total from operations                   2.18             8.04             7.51             4.17           4.80       (0.22)

Less distributions:
   Dividend from net investment
      Income                                        -                -                -            (0.01)         (0.07)      (0.13)
   Distribution of net realized gain                -            (0.46)           (0.43)           (0.75)         (0.07)          -
                                       --------------   --------------   --------------   --------------   ------------ -----------

         Total distributions                        -            (0.46)           (0.43)           (0.76)         (0.14)      (0.13)

Net asset value, end of period         $        39.54   $        37.36   $        29.78   $        22.70    $     19.29 $     14.63
                                       ==============   ==============   ==============   ==============   ============ ===========

         Total return                            5.84%           26.99%           33.12%           21.77%         32.93%       1.46%
                                       ==============   ==============   ==============   ==============   ============ ===========

Ratios/Supplemental Data:
   Net assets, end of period           $  101,380,627   $   98,608,333   $   79,820,068   $   53,277,087    $44,508,543 $ 36,577,759
   Expenses to average net
      assets                                     1.14%*           1.10%            1.12%            1.16%          1.17%       1.19%
   Investment income to
      average net assets (A)                     0.71%*           0.82%            1.00%            1.19%          1.60%       2.08%
   Portfolio turnover rate                      11.66%*           9.74%            6.19%           14.47%         22.39%      20.00%




   *   Annualized
(A) Computed giving effect to investment adviser's expense limitation undertaking.

                              PAPP STOCK FUND, INC.

                                    DIRECTORS

James K. Ballinger                                   L. Roy Papp
Amy S. Clague                                        Rosellen C. Papp
Robert L. Mueller                                    Bruce C. Williams
Harry A. Papp

                                    OFFICERS

Chairman - L. Roy Papp                               President - Harry A. Papp

                                 VICE PRESIDENTS

Victoria S. Cavallero                                Julie A. Hein
George D. Clark, Jr.                                 Robert L. Mueller
Jeffrey N. Edwards                                   Rosellen C. Papp
Robert L. Hawley                                     Bruce C. Williams

                          SECRETARY - Robert L. Mueller
                          TREASURER - Rosellen C. Papp
                       ASSISTANT TREASURER - Julie A. Hein

                               INVESTMENT ADVISER
                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                            Telephone: (602) 956-1115
                           E-mail: invest@roypapp.com
                           Web: http://www.roypapp.com

                                    CUSTODIAN
                            Founders Bank of Arizona
                          7335 E. Doubletree Ranch Road
                            Scottsdale, Arizona 85258

                     SHAREHOLDER SERVICES AND TRANSFER AGENT
                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                    Telephone: (602) 956-1115, (800) 421-4004

                         INDEPENDENT PUBLIC ACCOUNTANTS
                               Arthur Andersen LLP
                        501 North 44th Street, Suite 300
                             Phoenix, Arizona 85008

                                  LEGAL COUNSEL
                               Bell, Boyd & Lloyd
                             70 West Madison Street
                             Chicago, Illinois 60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.